UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2009
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

Itron, Inc. (the “Company”) entered into exchange agreements dated January 16, 2009, January 20, 2009, January 21, 2009, January 22, 2009 and January 23, 2009 with holders of the Company’s 2.50% Convertible Senior Subordinated Notes Due 2026 (the “Convertible Notes”) to issue, in the aggregate, 2,158,842 shares of the Company’s common stock, no par value (the “Common Stock”), in exchange for, in the aggregate, $115,984,000 principal amount of the Convertible Notes, representing 33.7% of the aggregate outstanding principal amount of the Convertible Notes. All of the Convertible Notes acquired by the Company pursuant to the exchange agreements will be retired upon closing of the exchanges. The issuance of the shares of Common Stock in these transactions is exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act. No commission or remuneration was paid or given, directly or indirectly, for soliciting these transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ITRON, INC.

Dated:  January 23, 2009                                                      By:  /s/ Steven M. Helmbrecht
Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer